SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      -------------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                      -------------------------------------

       Date of report (Date of earliest event reported): December 13, 2005

                             USA TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

       Pennsylvania                33-70992                 23-2679963

     (State or other           (Commission File          (I.R.S. Employer
     jurisdiction of                 Number)             Identification No.)
     incorporation or
      organization)

                          100 Deerfield Lane, Suite 140
                           Malvern, Pennsylvania 19355
              (Address of principal executive offices and zip code)

                             Registrant's telephone number, including area code:
610-989-0340

                                       n/a
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure.
-------------------------------------

      On December 13, 2005, USA Technologies, Inc. held its annual meeting of shareholders. The full text of the speech of George R. Jensen, Jr., Chief Executive Officer and Chairman, presented at the meeting is attached as Exhibit
99.1 to this Current Report on Form 8-K.

      Statements in Exhibit 99.1 that are not strictly historical are "forward looking" statements within the meaning of the safe harbor provisions of the federal securities laws. Investors are cautioned that such statements are only predictions, and speak only as of December 13, 2005, the date of the presentation. USA Technologies does not assume any obligation to update such information in the future. USA Technologies' actual results in the future may differ materially from those projected in the forward looking statements due to risks and uncertainties that exist in USA Technologies' operations and business environment, including but not limited to, those risks and uncertainties set forth in the Company's Form 10-K for the fiscal year ended June 30, 2005, and in the Company's Form 10-Q for the quarter ended September 30, 2005.

                                   SIGNATURES

      Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        USA TECHNOLOGIES, INC.

                                        By: /s/ George R. Jensen, Jr.
                                            ------------------------------------
                                            George R. Jensen, Jr.
                                            Chief Executive Officer

Dated:  December 13, 2005

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EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

99.1 Speech of George R. Jensen, Jr. at December 13, 2005 Annual Shareholder's Meeting